UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2008 (September 30, 2008)
Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866

(State or other jurisdiction of incorporation)	(Commission File Number)	( IRS Employer Identification No.)

3776 South High Street, Columbus, Ohio	43207

(Address of principal executive offices)	(Zip Code)
(614) 491-2225

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01.Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-10.1
EX-10.2
EX-10.3

Item 1.01	Entry into a Material Definitive Agreement.
     See Item 2.03 below.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On September 30, 2008, Bob Evans Farms, Inc. (the “Company”), through its subsidiary BEF Holding Co., Inc. (“BEF Holding”), entered into an unsecured Line of Credit Note underlying a $30 million line of credit with JPMorgan Chase Bank, N.A. (“Chase”). This line of credit replaced the Company’s existing line of credit with Chase which expired by its terms on October 1, 2008. The note under the new line of credit becomes due and payable on October 1, 2009, subject to acceleration upon the occurrence of certain specified events of default which are customary for transactions of this type. The line of credit is short-term debt and will be used for general corporate purposes.
     The Company may have outstanding at any one time up to five advances under the line of credit. At the time it takes an advance, the Company will choose whether the advance will be a “LIBOR Rate Advance” or a “Prime Rate Advance.” LIBOR Rate Advances accrue interest based on an “Adjusted LIBOR Rate” of (i) 0.55%, plus (ii) the quotient of (a) the applicable LIBOR rate, divided by (b) one minus the maximum aggregate reserve requirement (expressed as a decimal) imposed under Federal Reserve Board Regulation D. Prime Rate Advances accrue interest at the greater of (i) Chase’s prime rate, less 1.00%, and (ii) 4.00%. Interest will accrue on advances on a basis of actual days elapsed in a 360 day year.
     BEF Holding’s obligations under the line of credit note are guaranteed by both the Company and by Mimi’s Café, LLC, each of which has executed a Continuing Guaranty of BEF Holding’s obligations under the Line of Credit Note. Each Continuing Guaranty is joint and several and unlimited.
     The foregoing description of the line of credit does not purport to be complete and is qualified in its entirety by reference to Line of Credit Note and each Continuing Guaranty, copies of which are attached as Exhibits 10.1, 10.2 and 10.3 hereto and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired — Not Applicable

(b)	Pro Form Financial Information — Not Applicable

(c)	Shell Company Transactions — Not Applicable

     (d) Exhibits:

Exhibit No.	Description

10.1	Line of Credit Note from BEF Holding Co., Inc. to JPMorgan Chase Bank, N.A. dated as of September 30, 2008

10.2	Continuing Guaranty of Bob Evans Farms, Inc. dated as of September 30, 2008

10.3	Continuing Guaranty of Mimi’s Café, LLC dated as of September 30, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.
Dated: October 6, 2008	By:	/s/Mary L. Garceau
Mary L. Garceau
Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated October 6, 2008

Exhibit No.	Description

10.1	Line of Credit Note from BEF Holding Co., Inc. to JPMorgan Chase Bank, N.A. dated as of September 30, 2008

10.2	Continuing Guaranty of Bob Evans Farms, Inc. dated as of September 30, 2008

10.3	Continuing Guaranty of Mimi’s Café, LLC dated as of September 30, 2008

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